Exhibit 4.1

Number White clove health WGH S H A R E S COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 964858 10 4 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT: is the owner of FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF BY: WhiteGlove Health, Inc. AMERICAN transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid until COUNTERSIGNED counter signed by the Transfer Agent and registered by the Registrar. STOCK AND WITNESS the facsimile signatures of the Corporation’s duly authorized officers. (New Dated: York, TRANSFER & REGISTERED: TRANSFER NY) TRUST AGENT AUTHORIZED AND COMPANY, LLC SECRETARY AND CHIEF FINANCIAL OFFICER PRESIDENT AND CHIEF EXECUTIVE OFFICER SIGNATURE REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT (TRANS) MIN ACT Custodian (Cust) (Minor) TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right under Uniform Gifts (Transfer) to Minors of survivorship and not as Act tenants in common (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises. Dated notice: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE ) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. ) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.